UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2011

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia (Address of principal executive offices)	30313 (Zip Code)

Registrant's telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company's Annual Meeting of Shareowners was held on Wednesday, April 27, 2011, in Atlanta, Georgia.  The results of the matters submitted to a vote of the shareowners at the meeting were as follows:

(a) Votes regarding the election of the persons named below as Directors for a term expiring in 2012 were as follows:

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES

Herbert A. Allen	1,490,892,577	97,929,770	3,100,676	303,315,037
Ronald W. Allen	1,465,463,817	123,252,785	3,206,421	303,315,037
Howard G. Buffett	1,580,488,938	8,394,932	3,039,180	303,315,037
Barry Diller	1,488,189,427	100,356,566	3,375,860	303,315,037
Evan G. Greenberg	1,532,897,283	55,803,818	3,221,194	303,315,037
Alexis M. Herman	1,561,225,035	26,333,413	4,363,242	303,315,037
Muhtar Kent	1,553,298,340	35,324,998	3,295,488	303,315,037
Donald R. Keough	1,570,809,570	18,050,074	3,063,406	303,315,037
Maria Elena Lagomasino	1,574,154,507	14,751,531	3,017,012	303,315,037
Donald F. McHenry	1,570,085,021	18,189,985	3,645,794	303,315,037
Sam Nunn	1,566,412,802	22,622,735	2,887,220	303,315,037
James D. Robinson III	1,565,168,484	23,614,557	3,140,009	303,315,037
Peter V. Ueberroth	1,521,980,343	67,026,013	2,916,675	303,315,037
Jacob Wallenberg	1,406,147,518	181,949,563	3,825,476	303,315,037
James B. Williams	1,494,501,460	94,257,951	3,163,639	303,315,037

(b) Votes regarding ratification of the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the fiscal year ending December 31, 2011, were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,876,388,426	15,452,421	3,393,347	—

(c) Votes regarding approval of the performance measures available under the Performance Incentive Plan of The Coca-Cola Company to preserve the tax deductibility of the awards:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,543,791,929	40,800,984	7,330,137	303,315,037

(d) Votes regarding approval of the performance measures available under The Coca-Cola Company 1989 Restricted Stock Award Plan to preserve the tax deductibility of the awards:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,528,932,655	57,078,714	5,909,430	303,315,037

(e) Results of advisory vote on executive compensation (the “say on pay vote”):

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,526,281,626	35,995,636	29,624,096	303,315,037

(f) Results of advisory vote on the frequency of holding the say on pay vote in the future:

EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTENTIONS	BROKER NON-VOTES
1,419,139,830	5,907,636	158,118,621	8,747,351	303,315,037

In accordance with the Board of Directors’ recommendation and the voting results on this advisory proposal, the Board has determined that the Company will hold an advisory say on pay vote annually.

(g) Votes on a shareowner proposal regarding a report on Bisphenol-A were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
332,192,832	993,841,798	265,885,472	303,315,037

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)
Date: April 29, 2011	By: /s/ Kathy N. Waller Kathy N. Waller Vice President and Controller